CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our reports dated February 22, 2012 with respect to the financial statements and financial highlights of the Madison Mosaic Equity Trust (including the Investors Fund, Mid-Cap Fund, Disciplined Equity Fund, Balanced Fund, NorthRoad International Fund, and Madison Institutional Equity Option Fund) appearing in the December 31, 2011 Annual Report to Shareholders on Form N-CSR of Madison Mosaic Equity Trust which are incorporated by reference in this Pre-Effective Amendment No. 2 to the Registration Statement No. 333-185872 on Form N-14 (the Registration Statement). We consent to the incorporation by reference in the Registration Statement of the aforementioned reports.

/s/ GRANT THORNTON LLP

Chicago, Illinois
February 4, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated February 22, 2012 with respect to the financial statements and financial highlights of the Madison Mosaic Income Trust (including the Government Fund, Core Bond Fund, Institutional Bond Fund, and Investment Grade Corporate Bond Fund) appearing in the December 31, 2011 Annual Report to Shareholders on Form N-CSR of Madison Mosaic Income Trust which is incorporated by reference in this Pre-Effective Amendment No. 2 to the Registration Statement No. 333-185872 on Form N-14 (the Registration Statement). We consent to the incorporation by reference in the Registration Statement of the aforementioned report.

/s/ GRANT THORNTON LLP

Chicago, Illinois
February 4, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated November 14, 2012 with respect to the financial statements and financial highlights of the Madison Mosaic Tax Free Trust, including the Virginia Tax-Free Fund and Tax-Free National Fund, appearing in the September 30, 2012 Annual Report to Shareholders on Form N-CSR of Madison Mosaic Tax Free Trust which are incorporated by reference in this Pre-Effective Amendment No. 2 to the Registration Statement No. 333-185872 on Form N-14 (the Registration Statement). We consent to the incorporation by reference in the Registration Statement of the aforementioned report.

/s/ GRANT THORNTON LLP

Chicago, Illinois
February 4, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have issued our report dated November 14, 2012 with respect to the financial statements and financial highlights of the Madison Mosaic Government Money Market appearing in the September 30, 2012 Annual Report to Shareholders on Form N-CSR of Madison Mosaic Government Money Market Trust which are incorporated by reference in this Pre-Effective Amendment No. 2 to the Registration Statement No. 333-185872 on Form N-14 (the Registration Statement). We consent to the incorporation by reference in the Registration Statement of the aforementioned report.

/s/ GRANT THORNTON LLP

Chicago, Illinois
February 4, 2013